Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund
Federated Hermes Institutional Trust
Federated Hermes Short-Intermediate Total Return Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes Total Return Bond Fund
Federated Hermes ETF Trust
Federated Hermes Total Return Bond ETF
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Strategic Income Fund
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENTS TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Todd A. Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of each of the funds. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the funds.
1. Under the Prospectus, under “Who Manages the Fund?” in the sub-section “Portfolio Management Information–Mortgage-Backed Affiliated Fund,” please replace the information with the following, effective April 2, 2026:
“Liam O’Connell
Liam O’Connell, CFA, Portfolio Manager, has been the Mortgage-Backed Affiliated Fund’s portfolio manager since February of 2018.
Mr. O’Connell is responsible for day to day management of the Mortgage-Backed Affiliated Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2003; has worked in investment management since 2003; has managed investment portfolios since 2005. Education: B.S.,Webb Institute of Naval Architecture; M.S, Johns Hopkins University; M.B.A., Massachusetts Institute of Technology.”
2. In the Statement of Additional Information under “Who Manages and Provides Services to the Fund?” in the sub-section “Portfolio Manager Information,” please replace the information for “Mortgage-Backed Affiliated Fund” with the following, effective April 2, 2026:
“The following information is provided as of September 30, 2025.
Mortgage-Backed Affiliated Fund
Liam O’Connell, Portfolio Manager.
Types of Accounts Managed by Liam O’Connell	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	10/$7.8 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	1/$76.3 million
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

Liam O’Connell is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to mortgage-backed securities by investing in another Fund (the “Federated Mortgage Core Portfolio”). Mr. O’Connell manages the Federated Mortgage Core Portfolio according to its specific investment program. Thus, although Mr. O’Connell is not responsible for making investment decisions directly on behalf of the Fund, the mortgage-backed, fixed-income portion of the Fund’s portfolio may be subject to his management of the Federated Mortgage Core Portfolio. Mr. O’Connell’s IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Federated Mortgage Core Portfolio’s representative performance index (i.e., Bloomberg U.S. Mortgage Backed Securities Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. O’Connell is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. O’Connell is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. O’Connell serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. O’Connell’s IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. O’Connell was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
November 5, 2025

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457126 (11/25)
© 2025 Federated Hermes, Inc.